EXHIBIT 12.5

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 2 to the Annual Report on Form 20-F  of Rio Narcea Gold Mines, Ltd. for the year ended December 31, 2001, as filed with the Securities and Exchange Commission on the date hereof (the “Amended Annual Report”), I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Amended Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  The information contained in the Amended Annual Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date:  June 26, 2003

/s/ Omar Gómez

Omar Gómez

Chief Financial Officer